Exhibit 99.1

2015 ANNUAL SHAREHOLDER MEETING

Craig G. Ford Chairman AmeriServ Financial, Inc. ®

Welcome! • Welcome to our Annual Shareholder Meeting • We appreciate your ongoing loyalty and support .

Agenda • Proxy items • Comments by Chairman of the Board • Chief Financial Officer presentation • President & CEO comments • Final report on Proxy items • Question & Answer period

Election of Class II Directors • J. Michael Adams, Jr. • Margaret A. O’Malley • Mark E. Pasquerilla • Thomas C. Slater

Honored Guest • Elected Officials • Labor Officials • Distinguished Guests • Past Directors • Present Directors • AmeriServ ® Employees • Our Shareholders

• Banking – An industry subject to continuing change! • AmeriServ ® – Committed to our roots! • Directors and Staff – Committed to AmeriServ ® !

• Leadership cha nge – A seamless transition. • A new team – A new focus! • AmeriServ ® regards change as our friend.

AMERISERV ® • We will use the various facets of change to build a better and more valuable community bank in Johnstown .

Michael D. Lynch Senior Vice President Chief Financial Officer Chief Investment Officer

• 2014 Financial Performance Review • 2015 First Quarter Financial Results

2014 Financial Performance Review

Net Income (Thousands) $0 $2,000 $4,000 $6,000 $8,000 2010 2011 2012 2013 2014 1,282 6,537 5,039 5,193 3,023

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 2010 2011 2012 2013 2014 $0.01 $0.24 $0.21 $0.26 $0.15 Earnings Per Share

Net Interest Income (Thousands) $15,000 $20,000 $25,000 $30,000 $35,000 2010 2011 2012 2013 2014 32,342 32,283 32,203 32,861 34,044

Net Interest Margin 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2010 2011 2012 2013 2014 3.79% 3.72% 3.65% 3.56% 3.52%

Total Average Loans (Millions) 425 525 625 725 825 2010 2011 2012 2013 2014 702 663 689 746 805

Residential Mortgage Loan Originations ( Millions) $0 $25 $50 $75 $100 $125 2010 2011 2012 2013 2014 $95 $83 $117 $105 $80

Total Average Deposits ( Millions) 500 600 700 800 900 2010 2011 2012 2013 2014 803 817 833 847 872

Loans to Deposits % (At Year End) 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 84.64% 82.17% 87.56% 92.07% 95.66%

Loan Loss Provision (Thousands) -4,500 -500 3,500 7,500 2010 2011 2012 2013 2014 5,250 (3,575) (775) (1,100) 375 (500) (4,500)

Total Average Securities (Millions) 0 50 100 150 200 250 2010 2011 2012 2013 2014 171 213 199 180 169

Non - Interest Revenue (Thousands) 8,000 10,000 12,000 14,000 16,000 18,000 2010 2011 2012 2013 2014 13,967 13,569 14,944 15,744 14,323

Non - Interest Expense (Thousands) 20,000 25,000 30,000 35,000 40,000 45,000 2010 2011 2012 2013 2014 39,696 40,038 40,641 42,223 43,372

Financial Results Through 1st Quarter 2015

Net Income (Thousands) $0 $1,000 $2,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 1,056 1,071 1,225 1,842 930 979 365 749 1,369

$0.00 $0.03 $0.05 $0.08 $0.10 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 $0.05 $0.05 $0.06 $0.09 $0.05 $0.05 $0.02 $0.04 $0.07 Earnings per Share

Net Interest Income (Thousands) $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 8,041 8,021 8,200 8,598 8,525 8,384 8,403 8,732 8,934

Average Loans (Millions) $450 $550 $650 $750 $850 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 728 728 755 775 787 795 809 828 842

Average Deposits (Millions) $600 $800 $1,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 836 842 855 854 856 877 877 877 897

Loans to Deposits % 50% 60% 70% 80% 90% 100% Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 86.32% 85.78% 88.62% 89.27% 91.67% 90.36% 91.51% 93.05% 96.30% 93.20%

Loan Loss Provision (Thousands) ($1,500) ($1,000) ($500) $0 $500 $1,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 (250) 150 0 (1,000) 0 0 0 375 250

Allowance for Loan Loss vs. Non - Performing Assets (Thousands) $0 $5,000 $10,000 $15,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 Loan Loss Reserve Non Performing Assets 250% 222% 222% 246% 309% 227% 246% 330% 318%

Non - Interest Income (Thousands) $1,500 $2,500 $3,500 $4,500 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 3,817 4,075 3,985 3,867 3,532 3,638 3,593 3,560 3,712

Non - Interest Expense (Thousands) $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 1Q '13 2Q 3Q 4Q 1Q '14 2Q 3Q 4Q 1Q '15 10,622 10,442 10,414 10,745 10,737 10,621 10,410 11,244 10,770

Regulatory Capital Ratios • On January 1, 2015, U.S. federal banking agencies implemented the new Basel III capital standards, which similar to the previous standards, establishes the minimum capital levels to be considered well - capitalized . • The revisions from the previous standards involve new risk weights for certain asset classes and the addition of one new capital ratio. • The implementation will be phased in over a 4 year period ending January 1, 2019 with minimum capital requirements becoming increasingly stricter each year of the transition .

Regulatory Capital Ratios As of March 31, 2015

2015 First Quarter Summary • Our improved performance in the first quarter was the result of revenue growth and non - interest expense reduction. • We benefitted from continued solid loan and deposit growth and the expense savings from several profitability improvement initiatives implemented in 2014. • We will focus on successfully executing our business plan to further improve profitability in 2015 while continuing to maintain excellent asset quality .

Jeffrey A. Stopko President & CEO AmeriServ Financial, Inc . ®

• AmeriServ ® – The Leading Community Bank of Choice – Strong Products – Bank, Trust & Wealth Management – Outstanding Customer Service – Maintain a Safe and Sound Balance Sheet – AmeriServ ® – Leader in Economic Development and Growth

• Technology – Improve Customer Service – Increase Efficiency – Address Cyber Security

• Increase Shareholder Value – Increase Revenue / Reduce Expense – Focus on Execution! Avoid Distractions! – Efficiency & Profitability vs. Peer Group – Increase Earnings Per Share and Tangible Book Value – Consistent Earnings Promotes Capital Return to Shareholders – Address Increase in S mall Business Lending Fund (SBLF) Dividend Rate in First Quarter 2016

Thank You! – Customers – Shareholders – AmeriServ’s Commitment to You and the C ommunities We S erve!

Report On Election

Question and Answer Period

• AmeriServ ® – The Leading Community Bank of Choice – Strong Products – Bank, Trust & Wealth Management – Outstanding Customer Service – Maintain a Safe and Sound Balance Sheet – AmeriServ ® – Leader in Economic Development and Growth • Technology – Improve Service – Increase Efficiency – Address Cyber Security